UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 21, 2011 (March 15, 2011)
L. B. Foster Company
(Exact name of registrant as specified in its charter)

Pennsylvania	000-10436	25-1324733
(State or other jurisdiction of incorporation)	(CommissionFile Number)	(I.R.S. EmployerIdentification No.)

415 Holiday Drive, Pittsburgh, Pennsylvania		15220
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(412) 928-3417

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Compensatory Arrangements of Certain Officers

By authorization of the Compensation Committee of Registrant's Board of Directors and pursuant to the 2006 Omnibus Incentive Plan, as Amended and Restated, on March 15, 2011 Stan L. Hasselbusch, Registrant's President and Chief Executive Officer, was awarded 1,500 shares of special performance units which, based on the 2012 performance of the Company's newly acquired subsidiary, may be converted into 0-3,000 shares of Registrant's common stock on March 15, 2012.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits

10.63 Restricted Stock Agreement between Registrant and Stan L. Hasselbusch dated March 15, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L.B. Foster Company
(Registrant)

Date:  March 21, 2011
/s/ David J. Russo
David J. Russo
Senior Vice President,
Chief Financial and Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

10.63	Restricted Stock Agreement between Registrant and Stan L. Hasselbusch dated March 15, 2011